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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003


                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

    Delaware                       1-134                     13-0612970
    --------

 State or Other               Commission File               IRS Employer
Jurisdiction of                    Number                Identification No.
Incorporation or
  Organization

                 4 Becker Farm Road
                 Roseland, New Jersey                    07068
                 --------------------                    -----
              Address of Principal Executive Offices    Zip Code

       Registrant's telephone number, including area code: (973) 597-4700

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

              99.1  Press Release dated July 30, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On July 30, 2003, Curtiss-Wright Corporation (the "Company") issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    CURTISS WRIGHT CORPORATION

                                                By: /s/ Glenn E. Tynan
                                                    ------------------
                                                    Glenn E. Tynan
                                                    Vice-President and
                                                    Chief Financial Officer

Date: July 30, 2003

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                                  EXHIBIT INDEX

Exhibit
Number             Description

99.1     Press Release, dated June 30, 2003.

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